Exhibit 10.2

DATED JULY 2, 2010

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

DEED POLL OF ASSUMPTION

DEED POLL OF ASSUMPTION

OF

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

This Deed Poll relating to the Seagate Technology share incentive plans listed in Schedule 1 of this deed poll (the “Share Plans”) and the Maxtor Corporation share incentive plans listed in Schedule 2 of this deed poll (the “Maxtor Plans”) is made on July 2, 2010 by SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, a company established in Ireland with registered number 480010 having its registered office at Arthur Cox Building, Earlsfort Terrace, Dublin 2 (“Seagate Ireland”).

WHEREAS on May 14, 2010, Seagate Technology (“Seagate Cayman”), a limited company incorporated in the Cayman Islands, received approval from the Grand Court of the Cayman Islands for a scheme of arrangement pursuant to section 86 of the Companies Law (2009 Revision) of the Cayman Islands (the “Scheme of Arrangement”) that effected a transaction that resulted in the common shareholders of Seagate Cayman becoming ordinary shareholders of Seagate Ireland and Seagate Cayman becoming a wholly-owned subsidiary of Seagate Ireland (the “Transaction”), such Transaction becoming effective as of July 3, 2010 upon the filing of the court order sanctioning the Scheme of Arrangement with the Cayman Registrar of Companies;

WHEREAS in connection with and contingent upon the consummation of the Transaction, Seagate Ireland proposes to assume the Share Plans and any outstanding options and/ or awards granted thereunder and Seagate Ireland proposes to assume the Maxtor Plans and any outstanding options and/ or awards granted thereunder, subject to, and in accordance with, the terms of the Agreement and Plan of Merger by and among Seagate Cayman, MD Merger Corporation and Maxtor Corporation (“Maxtor”) dated 20 December 2005 (the “Maxtor Merger Agreement”) insofar as it reflected the rights and obligations of Seagate Cayman in respect of the Maxtor Plans in effect immediately prior to the Transaction becoming effective; (the “Assumption”);

WHEREAS in connection with and contingent upon the consummation of the Transaction and the Assumption, Seagate Ireland wishes to adopt the Share Plans amended as necessary or appropriate to give effect to the Transaction and the Assumption, such amendments principally providing (1) for the appropriate substitution of Seagate Ireland for Seagate Cayman in such Share Plans; and (2) that ordinary shares of Seagate Ireland will be issued, held available or used, as appropriate, to measure benefits under such Share Plans, in lieu of the common shares of Seagate Cayman; and

WHEREAS in connection with and contingent upon the consummation of the Transaction and the Assumption, Seagate Ireland wishes to adopt the Maxtor Plans amended as necessary or appropriate to give effect to the Transaction and the Assumption, such amendments principally providing (1) for the appropriate substitution of Seagate Ireland for Maxtor in such Maxtor Plans; and (2) that ordinary shares of Seagate Ireland will be issued, held available or used, as appropriate, to measure benefits under such Maxtor Plans, on the basis of and in accordance with the ratios specified in the Maxtor Merger Agreement, in lieu of the common shares of Seagate Cayman which were previously to be issued, held available or used; and

WHEREAS as a result of the Transaction becoming effective, Seagate Ireland desires to assume sponsorship of the Share Plans and the Maxtor Plans, the terms of which are substantially the same as those contained in Schedule 3.

NOW THIS DEED POLL WITNESSES AS FOLLOWS:

Seagate Ireland hereby declares, undertakes and agrees for the benefit of each participant in the Share Plans and the Maxtor Plans that, with effect from July 3, 2010, it shall:

1.                                     undertake and discharge all of the rights and obligations of Seagate Cayman under the Share Plans;

2.                                     undertake and discharge all of the rights and obligations of Seagate Cayman under the Maxtor Plans subject to, and in accordance with, the Maxtor Merger Agreement;

3.                                     exercise all of the powers of Seagate Cayman as provided for in the Share Plans and, in respect of the Maxtor Plans, in the Maxtor Merger Agreement and Maxtor Plans;

4.                                     be bound by the terms of the Share Plans and the Maxtor Plans (as previously assumed and applied by Seagate Cayman pursuant the Maxtor Merger Agreement) so that Seagate Ireland will be bound by the requirements, without limitation, as in effect immediately prior to the effective date of this Deed Poll, save for such changes as are necessary to effectuate and reflect the assumption by Seagate Ireland of the Share Plans and the Maxtor Plans (pursuant to the terms of the Maxtor Merger Agreement) and the rights and obligations of Seagate Cayman thereunder;

5.                                     Seagate Ireland hereby assumes and adopts, for the time being, the form of

5.1                            Enrollment/ Withdrawal and Change Form in respect of the ESPP (as defined in Schedule 1);

5.2                            Share Award Agreements (as defined in the SCP (as defined in Schedule 1));

5.3                            Option Agreements (as defined in the SOP) in respect of the SOP (as defined in Schedule 1)

(collectively, the “Share Plan Materials”)

adopted by Seagate Cayman in connection with participation in the ESPP and for the issuance of Share Awards (as defined in the SCP) under the SCP and for the issuance of Options (as defined in the SOP) under the SOP, respectively, on and after  July 3, 2010, with such amendments and modifications thereto as may be necessary or appropriate to effectuate and reflect the assumption by Seagate Ireland of the Share Plans and the form of the Share Plan Materials and the rights and obligations of Seagate Cayman thereunder; and

This Deed Poll may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

This Deed Poll shall be governed and construed in accordance with the laws of Ireland.

IN WITNESS WHEREOF this Deed Poll has been executed by Seagate Ireland on the date first above written.

GIVEN under the common seal of

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

/s/ PATRICK J. O’MALLEY
Patrick J. O’Malley
Director

/s/ JACQUELINE MCGOWAN-SMYTH
Jacqueline McGowan-Smyth
For and on behalf of Bradwell Limited Company Secretary

SCHEDULE 1

List of the Share Plans

1.                                     Seagate Technology public limited company Employee Stock Purchase Plan (as amended and restated), including any sub-plans thereto (the “ESPP”);

2.                                     Seagate Technology public limited company 2004 Share Compensation Plan, including any sub-plans thereto (the “SCP”);

3.                                     Seagate Technology public limited company 2001 Share Option Plan (as amended and restated), including any sub-plans thereto (the “SOP”).

SCHEDULE 2

List of the Maxtor Plans

1.                                     Maxtor Corporation 2005 Performance Incentive Plan, including any sub-plans thereto, incorporated by reference to Exhibit 10.1 to Maxtor Corporation’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2005;

2.                                     Maxtor Corporation Amended and Restated 1996 Stock Option Plan, including any sub-plans thereto, incorporated by reference to Exhibit 10.70 to Maxtor Corporation’s Annual Report on Form 10-K filed with the SEC on March 28, 2003;

3.                                     Quantum Corporation Supplemental Stock Option Plan, including any sub-plans thereto, incorporated by reference to Exhibit 10.4 to Seagate Technology’s Form S-8 filed on May 26, 2006.

SCHEDULE 3

Seagate Technology public limited company

Employee Stock Purchase Plan (as amended and restated),

including any sub-plans thereto

Seagate Technology public limited company

2004 Share Compensation Plan,

including any sub-plans thereto

Seagate Technology public limited company

2001 Share Option Plan (as amended and restated),

including any sub-plans thereto